UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2006
WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637	41-0992135
(Commission File Number)	(IRS Employer
Identification No.)
1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)
(507) 625-7231
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On May 26, 2006, Winland Electronics, Inc. sent a letter to shareholders with respect to 2006 first quarter results. The full text of the letter to shareholders is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:

99.1	Letter to Shareholders dated May 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2006

WINLAND ELECTRONICS, INC.

	By	/s/ Lorin E. Krueger

Lorin E. Krueger, President and
Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
WINLAND ELECTRONICS, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
May 26, 2006	1-15637

WINLAND ELECTRONICS, INC.

EXHIBIT NO.	ITEM

99.1	Letter to Shareholders dated May 2006

4